Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

7. Income Taxes

The Company’s provision for income taxes consists of federal and state taxes, as applicable, in amounts necessary to align the Company’s year-to-date tax provision with the effective rate that it expects to achieve for the full year. Each quarter the Company updates its estimate of the annual effective tax rate and records cumulative adjustments as necessary. As of March 31, 2021, our conclusion regarding the realizability of our U.S. deferred tax assets did not change, and we have recorded a full valuation allowance against them.

On March 11, 2021, the American Rescue Plan Act of 2021 (“American Rescue Plan”) was signed into law to provide additional relief in connection with the ongoing COVID-19 pandemic. The American Rescue Plan includes, among other things, provisions relating to Paycheck Protection Program (“PPP”) loan expansion, defined pension contributions, excessive employee remuneration, and the repeal of the election to allocate interest expense on a worldwide basis. Under ASC 740, the effects of new legislation are recognized upon enactment. The enactment of the American Rescue Plan did not have an impact on the Company’s income tax provision.

For the three months ended March 31, 2021, the Company recorded an income tax provision of $1,100. The effective tax rate for the three months ended March 31, 2021 was 0.11%. The effective tax rate differs from the statutory rate of 21%, as the Company has concluded that its deferred tax assets are not realizable on a more-likely-than-not basis.

For the three months ended March 31, 2020, the Company recorded an income tax provision of $2,500. The effective tax rate for the three months ended March 31, 2020 was (0.57%). The effective tax rate differs from the statutory rate of 21%, as the Company has concluded that its deferred tax assets are not realizable on a more-likely-than-not basis.

8. Income Taxes

On March 27, 2020, the CARES Act was enacted in response to COVID-19 pandemic. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period which the new legislation is enacted. The CARES Act made various tax law changes including among other things (i) increasing the limitation under IRC Section 163(j) for 2019 and 2020 to permit additional expensing of interest, (ii) enacting a technical correction so that qualified improvement property can be immediately expensed under IRC Section 168(k), (iii) making modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes and (iv) enhancing recoverability of AMT tax credits. Given the Company’s full valuation allowance position, the CARES Act did not have a material impact on the financial statements.

The Company’s provision for income taxes is comprised of the following:

	December 31,
	2020	2019
Current
Federal	$—	$(151,597)
State and local	387	10,004
Total Current	387	(141,593)
Deferred
Federal	—	—
State and local	—	—
Total Deferred	—	—
Total Provision (Benefit)	$387	$(141,593)

In 2020, the Company recorded an income tax provision of $387 for state and local taxes. In 2019, as a result of the gain recorded in discontinued operations related to the sale of the Dating Services Business, the Company recorded an income tax benefit of $159,265 from continuing operations pursuant to the intra-period allocation guidance in ASC 740-20-45-7 which was partially offset by an income tax provision of $17,672 for state and local taxes. The Company also recorded an income tax expense of $159,265 allocated to discontinued operations.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2020	2019
Deferred Tax Assets:
Net operating losses	$4,098,329	$4,265,150
Share-based compensation	859,100	989,763
Amortization of Intangible Assets	769,742	1,056,162
Rent	15,272	168,036
Tax Credits	62,969	62,969
Other	160,762	72,032
Subtotal	5,966,174	6,614,116
Less Valuation Allowance:	(5,903,825)	(6,349,900)
Total Deferred Tax Assets	62,349	264,216
Deferred Tax Liabilities:
Property and equipment	(62,349)	(264,216)
Total Deferred Tax Liabilities	(62,349)	(264,216)
Net Deferred Tax Assets	$—	$—

In assessing the Company’s ability to recover its deferred tax assets, the Company evaluated whether it is more likely than not that some portion or the entire deferred tax asset will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in those periods in which temporary differences become deductible and/or net operating losses can be utilized. The Company considered all positive and negative evidence when determining the amount of the net deferred tax assets that are more likely than not to be realized. This evidence includes, but is not limited to, historical earnings, scheduled reversal of taxable temporary differences, tax planning strategies and projected future taxable income. Based on these factors including cumulative losses in recent years, the Company determined that its deferred tax assets are not realizable on a more-likely-than-not basis and has recorded a valuation allowance against its net deferred tax assets. The Company’s valuation allowance decreased by $446,075 during 2020. The Company will continue to evaluate its deferred tax assets to determine whether any changes in circumstances could affect the realization of their future benefit. If it is determined in future periods that portions of the Company’s deferred income tax assets satisfy the realization standards, the valuation allowance will be reduced accordingly.

As of December 31, 2020, the Company has U.S. federal net operating loss carryforwards of approximately $18.3 million, of which $14.4 million may be subject to a significant annual limitation under Section 382 of the Internal Revenue Code. Of the $18.3 million, approximately, $17.1 million will expire in 2030 to 2037, if not utilized. The remaining $1.2 million may be carried forward indefinitely.

The Company’s effective tax rate differs from the U.S. federal statutory income tax rate of 21% for 2020 and 2019 as follows:

	2020	2019
Federal statutory rate	21.0%	21.0%
Permanent differences	0.2%	(6.7)%
State and local taxes	1.9%	(0.2)%
Valuation allowance	(37.0)%	(0.1)%
Deferred tax adjustment	0.0%	(9.9)%
Share based compensation	14.6%	(2.7)%
Other	(0.6)%	0.1%
Effective tax rate	0.1%	1.6%

The Company applies the applicable authoritative guidance which prescribes a comprehensive model for the manner in which a company should recognize, measure, present and disclose in its financial statements all material uncertain tax positions that the Company has taken or expects to take on a tax return. As of December 31, 2020, the Company has no uncertain tax positions. As such, there are no uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months from December 31, 2020.

The Company files a federal income tax return and income tax returns in various state tax jurisdictions. The open tax years for the federal income tax return is 2017 through 2020. The state income tax returns have varying statutes of limitations. The open tax years relating to any of the Company’s federal and state net operating losses begin in 2009.